SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  September 26, 2007

                            TRYCERA FINANCIAL, INC.
               (Exact Name of Registrant as Specified in Charter)

        NEVADA                   000-30872            33-091036
(State or Other Jurisdiction   ( Commission        (IRS Employer
      of Incorporation)         File Number )      Identification No.)


18023 East Sky Park Circle, Suite G, Irvine, CA               92614
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:       (949) 273-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the  Securities
      Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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ITEM  5.02  ELECTION OF DIRECTORS

     On September 12, 2007, Matthew Kerper resigned as a director.  On
September
27, 2007, the Board of Directors appointed Bryon Kenyon, the company's
Chief
Financial Officer and Chief Operating Officer, as a director to fill the vacancy
created by the resignation of Mr. Kerper.  Mr. Kenyon is not expected to serve
on any committees of the board.   We have an employment agreement with
Mr.
Kenyon pursuant to which we pay him a base salary of $100,000 per year.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Trycera Financial, Inc.


Date:  September 27, 2007               By: /s/ Bryan Kenyon

                                            Bryan Kenyon, COO



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